Exhibit 99.3

PRO FORMA FINANCIAL INFORMATION

●	Condensed Consolidated Pro Forma Unaudited Balance Sheet as of September 30, 2015

●	Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Year Ended December 31, 2014

●	Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Nine Months Ended September 30, 2015

●	Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

On November 12, 2015, Synergy CHC Corp. (“Synergy” or “the Company”) acquired Breakthrough Products, Inc. (“Breakthrough”) a distributor and producer of Urgent Rx (the “Acquisition”).

The unaudited condensed combined pro forma statements of operations are presented as if the Acquisition had been completed on January 1, 2014 combining Breakthrough’s audited condensed statement of operations for the year ended December 31, 2014 and the Company’s audited condensed statement of operations for the year ended December 31, 2014. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Acquisition had taken place on September 30, 2015 and combines Breakthrough’s unaudited condensed balance sheet as of September 30, 2015 with the Company’s unaudited condensed balance sheet as of September 30, 2015.

The unaudited pro forma combined statement of income is presented for illustrative purposes only and, therefore, is not necessarily indicative of the operating results that might have been achieved had the transaction occurred as of an earlier date, nor is it necessarily indicative of the operating results that may be achieved in the future. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Acquisition.

The unaudited pro forma combined statement of operations including the notes thereto, should be read in conjunction with the Company’s audited historical consolidated financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as Breakthrough’s audited financial statements for the year ended December 31, 2014 and unaudited condensed financial statements for the nine months ended September 30, 2015 and 2014 included in Exhibit 99.1 to this Form 8-K/A.

Synergy CHC Corp.

Unaudited Pro Forma Balance Sheet

September 30, 2015

	Balance Sheet Synergy CHC Corp. September 30, 2015	Balance Sheet Breakthrough Products, Inc. September 30, 2015	Pro Forma Adjustments				Balance Sheet Consolidated Pro Forma September 30, 2015
			Dr		Cr
Assets
Current Assets
Cash and cash equivalents	$824,948	$2,969,028					$3,793,976
Accounts receivable	1,327,154	345,411					1,672,565
Receivable from related party	175,422						175,422
Inventory	499,448	230,201					729,649
Prepaid expenses	122,576	96,941					219,517

Total current assets	2,949,548	3,641,581					6,591,129

Other assets
Fixed assets, net	3,614						3,614
Investment in Hand MD Corp.	1,500,000						1,500,000
Goodwill	2,935,383		2,380,411	(1)			5,315,794
Intangible assets, net	2,759,201						2,759,201
Debt issuance cost, net	198,429						198,429
Total other assets	7,396,627	0					9,796,627

Total Assets	$10,346,175	$3,641,581					$16,368,167

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$1,653,296	$2,305,390					$3,958,686
Current portion of long-term debt	750,000						750,000
Current portion of long-term debt, related party	300,000	-					300,000
Total current liabilities	2,703,296	2,305,390					5,008,686

Long-term liabilities
Note payable	750,000						750,000
Note payable, net of debt discount, related party	5,047,178						5,047,178
Total long-term liabilities	5,797,178						5,797,178

Total Liabilities	8,500,474	2,305,390					10,805,864

Stockholders’ Equity
Preferred stock, $0.0001 par value; 6,882,241shares authorized and outstanding		688	688	(2)			0
Preferred stock, $0.0001 par value; 9,780,073 shares authorized and outstanding		978	978	(2)			0
Preferred stock, $0.0001 par value; 15,226,581 shares authorized and outstanding		1523	1523	(2)			0
Common stock, $0.00001 par value; 300,000,000 shares authorized; 69,238,044 shares issued and outstanding	692	-			30	(1)	722
Common stock, $0.00001 par value; 42,786,899 shares authorized, 4,371,793 outstanding		437	437	(2)			0

Common stock to be issued	68,000	-					68,000
Additional paid in capital	5,882,448	26,932,664			1,949,970	(1)	9,599,020
					430,411	(1)
			26,932,664		1,336,191	(2)

Accumulated (deficit)	(4,105,439)	(25,600,099)			25,600,099	(2)	(4,105,439)
Total stockholders’ equity	1,845,701	1,336,191					5,562,303

Total liabilities and stockholders’ equity	$10,346,175	$3,641,581					$16,368,167

(1)	To record the issuance of 3,000,000 shares and warrants in connection with the acquisition of Breakthrough Products, Inc.

(2)	To elimiate the equity section of Breakthrough Products, Inc. as of September 30, 2015

Synergy CHC Corp.

Unaudited Pro Statement of Operations

September 30, 2015

	Synergy CHC Corp. Nine months ended September 30, 2015	Breakthrough Products, Inc. Nine months ended September 30, 2015	Pro Forma Adjustments	Consolidated Pro Forma Nine months ended September 30, 2015

Revenue, Less returns, allowances and discounts	$3,181,623	$597,014		$3,778,637
Cost of sales	1,469,910	1,145,571		2,615,481
Gross profit (loss)	1,711,713	(548,557)		1,163,156

Operating expenses
Selling and marketing	814,640	5,428,337		6,242,977
General and administrative	706,806	3,934,017		4,640,823
Depreciation and amortization	103,103	20,069		123,172
Total operating expenses	1,624,549	9,382,423		11,006,972

Income (loss) from operations	87,164	(9,930,980)		(9,843,816)

Other income (expenses)	-			-
Interest expense	(212,904)	-		(212,904)
Interest income		6,805		6,805
Amortization of debt discount	(304,117)	-		(304,117)
Amortization of debt issuance cost	(37,753)	-		(37,753)
Loss on disposal of assets		(127,841)		(127,841)
Total other expenses	(554,774)	(121,036)		(675,810)

Net income (loss)	$(467,610)	$(10,052,016)		$(10,519,626)

Net loss per share - basic and diluted	$(0.01)	$(2.30)		$(0.15)

Weighted average common shares - basic
and diluted	68,096,740	4,371,793		68,096,740

Synergy CHC Corp.

Unaudited Pro Forma Balance Sheet

December 31, 2014

	Balance Sheet Synergy CHC Corp. December 31, 2014	Balance Sheet Breakthrough Products, Inc. December 31, 2014	Pro Forma Adjustments				Balance Sheet Consolidated Pro Forma December 31, 2014
			Dr		Cr
Assets
Current Assets
Cash and cash equivalents	$338	$9,130,895					$9,131,233
Accounts receivable	2,897	806,076					808,973
Receivable from related party	16,077	-					16,077
Inventory	26,064	1,287,684					1,313,748
Prepaid expenses	10,000	874,239					884,239

Total current assets	55,376	12,098,894					12,154,270

Other assets
Fixed assets, net		133,278					133,278
Goodwill			2,380,411	(1)			2,380,411
Deposits		41,026					41,026
Total other assets	-	174,304					2,574,304

Total Assets	$55,376	$12,273,198					$14,708,985

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$74,642	$876,558					$951,200
Current portion of long-term debt	6,400						6,400
Current portion of long-term debt, related party	100,000						100,000
Total current liabilities	181,042	876,558					1,057,600

Total Liabilities	181,042	876,558					1,057,600

Stockholders’ Equity
Preferred stock, $0.0001 par value; 6,882,241shares authorized and outstanding		688	688	(2)			0
Preferred stock, $0.0001 par value; 9,780,073 shares authorized and outstanding		978	978	(2)			0
Preferred stock, $0.0001 par value; 15,226,581 shares authorized and outstanding		1523	1523	(2)			0
Common stock, $0.00001 par value; 75,000,000 shares authorized, 62100000 shares issued and outstanding		437	437	(2)			0
Common stock, $0.00001 par value; 75,000,000 shares authorized, 62100000 shares issued and outstanding	621	-			30	(1)	651
Common stock to be issued	40,000	-					40,000
Additional paid in capital	867,004	26,941,097			1,949,970	(1)	14,644,025
					430,411	(1)
			26,941,097	(2)	11,396,640	(2)
Accumulated (deficit)	(1,033,291)	(15,548,083)			15,548,083	(2)	(1,033,291)
Total stockholders’ equity	(125,666)	11,396,640					13,651,385

Total liabilities and stockholders’ equity	$55,376	$12,273,198					$14,708,985

(1)   To record the issuance of 3,000,000 shares and warrants in connection with the acquisition of Breakthrough Products, Inc.

(2)   To elimiate the equity section of Breakthrough Products, Inc. as of December 31, 2014

Synergy CHC Corp.

Unaudited Pro Statement of Operations

Twelve months ended December 31, 2014

	Synergy CHC Corp. Twelve months ended December 31, 2014	Breakthrough Products, Inc. Twelve months ended December 31, 2014	Pro Forma Adjustments	Consolidated Pro Forma Twelve months ended December 31, 2014
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Revenue less: returns, allowances and discounts	$9,158	2,713,130		$2,722,288
Cost of sales	5,616	1,573,285		1,578,901
Gross profit	3,542	1,139,845		1,143,387

Operating expenses
Selling and marketing		5,111,184		5,111,184
Payroll and employee benefits		2,574,353		2,574,353
General and administrative	961,636	1,294,674		2,256,310
Research and development		131,287		131,287
Warehousing costs		530,448		530,448
Depreciation and amortization		72,777		72,777
Product display costs		1,028,406		1,028,406
Total operating expenses	961,636	10,743,129		11,704,765

Loss from operations	(958,094)	(9,603,284)		(10,561,378)

Other income (expenses)	-			-
Interest expense	(1,998)	(75,195)		(77,193)
Interest income		17,241		17,241
Total other expenses	(1,998)	(57,954)		(59,952)

Net loss	$(960,092)	$(9,661,238)		$(10,621,330)

Net loss per share - basic and diluted	$(0.01)	(2.22)		$(0.11)

Weighted average common shares - basic and diluted	97,165,479	4,360,886		97,165,479

SYNERGY CHC CORP.

NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Financial Information.

The Pro Forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Synergy CHC Corp. (the “Company”) and Breakthrough Products, Inc. (“Breakthrough”) as if the Acquisition had occurred as of September 30, 2015 for the pro forma condensed consolidated balance sheet and to give effect to the Acquisition by the Company, as if the transaction had taken place at January 1, 2014 for the pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015, respectively.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2015 and the pro forma condensed consolidated statement of operations for the year ended December 31, 2014 and nine months ended September 30, 2015, respectively.

(1)	Acquisition of Breakthrough via issuance of shares

The Acquisition has been accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total acquisition consideration price was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. In order to ultimately determine the fair values of tangible and intangible assets acquired and liabilities assumed for Breakthrough we may engage a third party independent valuation specialist, however as of the date of this report, the valuation has not been undertaken.

During the measurement period (which is the period required to obtain all necessary information that existed at the acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets. The Company expects the purchase price allocations for the acquisition of Breakthrough to be completed by the end of the fourth quarter of 2016.

This pro forma adjustments do not reflect the amortization of intangible assets acquired, if any, in the Acquisition

(2)	To eliminate Breakthrough’s retained earnings and capital structure